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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):           January 9, 2001
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
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  On January 9, 2001, Registrant issued the press release attached hereto as
Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

  (a)   Exhibits.

Exhibit 99     Press Release issued by Loews Corporation, dated January 9, 2001.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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                                                   (Registrant)




Dated:  January 9, 2001                            By:  /s/ Barry Hirsch
                                                        ----------------------
                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         Secretary and General
                                                                Counsel

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